================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               October 13, 2000
                                Date of Report
                       ---------------------------------
                       (Date of Earliest Event Reported)

                           SYNDICATION NET.COM, INC.
             -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                              The Hartke Building
                              7637 Leesburg Pike
                         Falls Church, Virginia 22043
                   ----------------------------------------
                   (Address of principal executive offices)

                                 703/748-3480
                        ------------------------------
                        (Registrant's telephone number)


    Delaware                       0-29701                       52-2218873
---------------                  ------------                -------------------
(State or other                  (Commission                  (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
                                incorporation)


                      GENERATION ACQUISITION CORPORATION
                              1504 R Street, N.W.
                            Washington, D.C. 20009
                       --------------------------------
                       (Former name and former address)

ITEM 7.  FINANCIAL STATEMENTS

     The financial statements for the fiscal year ended December 31, 1998 and 1999 audited by the independent public accounting firm of Jones, Jensen & Company LLC are filed herewith together with the unaudited financial statements for the period ending September 30, 2000. Also attached are the pro forma financials as of September 30, 2000.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYNDICATIONNET.COM, INC.


                                        By:  /s/ Vance Hartke
                                             -----------------
                                             President


     Date: July 1, 2001

                        LIFE2K.COM, INC. AND SUBSIDIARY
                 (Formerly Algonquin Acquisition Corporation)

                       CONSOLIDATED FINANCIAL STATEMENTS

                          December 31, 1999 and 1998

                                C O N T E N T S

        Independent Auditors' Report...............................  3

        Consolidated Balance Sheet.................................  4

        Consolidated Statements of Operations......................  5

        Consolidated Statements of Stockholders' Equity (Deficit)..  6

        Consolidated Statements of Cash Flows......................  7

        Notes to the Consolidated Financial Statements.............  8

                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------


Board of Directors
Life2K.com, Inc. and Subsidiary
(Formerly Algonquin Acquisition Corporation)
Boca Raton, Florida

We have audited the accompanying consolidated balance sheet of Life2K.com, Inc. and Subsidiary (formerly Algonquin Acquisition Corporation) at December 31, 1999 and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the years ended December 31, 1999 and 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Life2K.com, Inc. and Subsidiary (formerly Algonquin Acquisition Corporation) as of December 31, 1999 and the consolidated results of their operations and their cash flows for the years ended December 31, 1999 and 1998 in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 8 to the consolidated financial statements, the Company has incurred significant losses which have resulted in an accumulated deficit and a deficit in stockholders' equity, raising substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 8. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Jones, Jensen & Company
Salt Lake City, Utah
April 17, 2000

                        LIFE2K.COM, INC. AND SUBSIDIARY
                 (Formerly Algonquin Acquisition Corporation)
                          Consolidated Balance Sheet


                                    ASSETS
                                    ------

                                                              December 31,
                                                                  1999
                                                              ------------

CURRENT ASSETS

 Cash                                                         $      5,580
 Accounts receivable (Note 1)                                      487,840
                                                              ------------

  Total Current Assets                                             493,420
                                                              ------------

PROPERTY AND EQUIPMENT - NET (Note 2)                                2,730
                                                              ------------

  TOTAL ASSETS                                                $    496,150
                                                              ============

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                 ----------------------------------------------

CURRENT LIABILITIES

 Accounts payable                                             $    785,389
 Accrued expenses (Note 3)                                          22,135
 Notes payable - related party (Note 7)                            155,000
                                                              ------------

  Total Current Liabilities                                        962,524
                                                              ------------

COMMITMENTS AND CONTINGENCIES (Note 4)

STOCKHOLDERS' EQUITY (DEFICIT)

 Preferred stock: 20,000,000 shares authorized of
  $0.0001 par value, 60,000 shares issued and outstanding                6
 Common stock: 100,000,000 shares authorized of $0.0001
  par value, 16,525,000 shares issued and outstanding                1,652
 Additional paid-in capital                                        264,032
 Deficit accumulated during the development stage                 (732,064)
                                                              ------------

  Total Stockholders' Equity (Deficit)                            (466,374)
                                                              ------------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)        $    496,150
                                                              ============


These accompanying notes are an integral part of these consolidated financial statements.

                        LIFE2K.COM, INC. AND SUBSIDIARY
                 (Formerly Algonquin Acquisition Corporation)
                     Consolidated Statements of Operations


                                             For the Years Ended
                                                 December 31,
                                           ------------------------
                                              1999         1998
                                           -----------  -----------

SALES                                      $5,597,576   $4,494,708

COST OF GOODS SOLD                          5,526,429    4,403,509
                                           ----------   ----------

GROSS MARGIN                                   71,147       91,199
                                           ----------   ----------

OPERATING EXPENSES

 Depreciation                                     910          910
 General and administrative                   256,555      174,191
                                           ----------   ----------

  Total Operating Expenses                    257,465      175,101
                                           ----------   ----------

OPERATING LOSS                               (186,318)     (83,902)
                                           ----------   ----------

OTHER INCOME (EXPENSES)

 Interest expense                             (26,179)          (1)
 Interest income                                  277            6
 Loss on disposal of assets                         -       (1,393)
                                           ----------   ----------

  Total Other Income (Expenses)               (25,902)      (1,388)
                                           ----------   ----------

NET LOSS BEFORE INCOME TAXES                 (212,220)     (85,290)

INCOME TAXES (Note 1)                               -            -
                                           ----------   ----------

NET LOSS BEFORE EXTRAORDINARY ITEM           (212,220)     (85,290)

EXTRAORDINARY ITEM (Note 9)                         -      332,782
                                           ----------   ----------

NET INCOME (LOSS)                          $ (212,220)  $  247,492
                                           ==========   ==========

BASIC INCOME (LOSS) PER SHARE OF COMMON
 STOCK (Note 1)

  Loss from continuing operations          $    (0.01)  $    (0.01)
  Income from extraordinary items                   -         0.02
                                           ----------   ----------

BASIC INCOME (LOSS) PER SHARE              $    (0.01)  $     0.02
                                           ==========   ==========

 The accompanying notes are an integral part of these consolidated financial statements.

                        LIFE2K.COM, INC. AND SUBSIDIARY
                 (Formerly Algonquin Acquisition Corporation)
           Consolidated Statements of Stockholders' Equity (Deficit)


                                          Preferred Stock                Common Stock         Additional
                                   -----------------------------    -----------------------    Paid-In    Accumulated
                                       Shares          Amount         Shares      Amount       Capital      Deficit
                                   ---------------  ------------    ----------  -----------   ---------   -----------
Balance, December 31, 1997                       -  $          -    16,200,000  $     1,620   $ 180,880   $  (767,336)

Capital contributions, 1998                      -             -             -            -      10,690             -

Net income for the year ended
 December 31, 1998                               -             -             -            -           -       247,492
                                   ---------------  ------------    ----------  -----------   ---------   -----------

Balance, December 31, 1998                       -             -    16,200,000        1,620     191,570      (519,844)

Recapitalization                            60,000             6       312,500           31         (37)            -

Common stock issued for cash at
 $1.00 per share                                 -             -        12,500            1      12,499             -

Capital contributions, 1999                      -             -             -            -      60,000             -

Net loss for the year ended
 December 31, 1999                               -             -             -            -           -      (212,220)
                                   ---------------  ------------    ----------  -----------   ---------   -----------

Balance, December 31, 1999                  60,000  $          6    16,525,000  $     1,652   $ 264,032   $  (732,064)
                                   ===============  ============    ==========  ===========   =========   ===========

 The accompanying notes are an integral part of these consolidated financial statements.

                        LIFE2K.COM, INC. AND SUBSIDIARY
                 (Formerly Algonquin Acquisition Corporation)
                     Consolidated Statements of Cash Flows


                                                    For the Years Ended
                                                        December 31,
                                                   ----------------------
                                                      1999        1998
                                                   ----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES

 Net income (loss)                                 $(212,220)  $ 247,492
 Adjustments to reconcile net loss to net cash
  used in operating activities:
  Depreciation                                           910         910
  Loss on disposal of fixed assets                         -       1,393
  Gain on settlement of debt                               -    (332,783)
 Changes in operating assets and liabilities:
  (Increase) decrease in accounts receivable         (50,633)         16
  Decrease in prepaids and other current assets            -      32,747
  Increase in accounts payable                        17,786      25,173
  Increase in accrued expenses                        22,135           -
                                                   ---------   ---------

   Net Cash Used in Operating Activities            (209,522)    (25,052)
                                                   ---------   ---------

CASH FLOWS FROM INVESTING ACTIVITIES

 Disposal of fixed assets                                  -       2,639
                                                   ---------   ---------

   Net Cash Used in Investing Activities                   -       2,639
                                                   ---------   ---------

CASH FLOWS FROM FINANCING ACTIVITIES

 Proceeds from notes payable - related party         155,000           -
 Proceeds from issuance of common stock               12,500           -
 Proceeds from additional capital contribution        60,000       6,140
                                                   ---------   ---------

   Net Cash Provided by Financing Activities         215,000       6,140
                                                   ---------   ---------

NET INCREASE (DECREASE) IN CASH AND
 CASH EQUIVALENTS                                      5,478     (16,273)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR             102      16,375
                                                   ---------   ---------

CASH AND CASH EQUIVALENTS, END OF YEAR             $   5,580   $     102
                                                   =========   =========

SUPPLEMENTAL CASH FLOW INFORMATION

Cash Payments For:

 Income taxes                                      $       -   $       -
 Interest                                          $   4,044   $       -

Non-Cash Financing Activities

 Stock issued for services                         $  60,000   $       -
 Equipment contributed by shareholder              $       -   $   4,550

 The accompanying notes are an integral part of these consolidated financial statements

                        LIFE2K.COM, INC. AND SUBSIDIARY
                 (Formerly Algonquin Acquisition Corporation)
                Notes to the Consolidated Financial Statements
                          December 31, 1999 and 1998


NOTE 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          a.  Organization

          The consolidated financial statements presented are those of Life2K.com, Inc. (Life2K) and its wholly-owned subsidiary, Kemper Pressure Treated Forest Products, Inc. (Kemper). Collectively, they are referred to herein as the "Company". Life2K was incorporated under the name of Algonquin Acquisition Corporation on March 22, 1999 under the laws of the State of Delaware to engage in any lawful act or activity. Effective August 16, 1999, Life2K issued 16,200,000 shares of its common stock and 60,000 shares of its preferred stock in exchange for the issued and outstanding stock of Kemper.

          Kemper was incorporated on December 28, 1987 under the state laws of Mississippi. Kemper was organized to procure, buy, sell and harvest forest products for treating poles, conventional lumber and wood products, as well as preserve and treat wood and forest products for sale in wholesale and retail markets.

          On October 9, 1997, Kemper entered into an asset purchase agreement and lease assignment under which it conditionally sold all of its assets as well as reassigned its lease related to its manufacturing enterprise. From that time, Kemper has acted as a retail broker, having eliminated virtually all of its manufacturing capacity.

          At the time of the acquisition of Kemper, Life2K was essentially inactive, with no operations and minimal assets. Additionally, the exchange of Life2K's common stock for the common stock of Kemper resulted in the former stockholders of Kemper obtaining control of Life2K. Accordingly, Kemper became the continuing entity for accounting purposes, and the transaction was accounted for as a recapitalization of Kemper with no adjustment to the basis of Kemper's assets acquired or liabilities assumed. For legal purposes, Life2K was the surviving entity.

          b.  Accounting Method

          The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year end.

          c.  Cash and Cash Equivalents

          The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

          d.  Accounts Receivable

          Accounts receivable are shown net of the allowance for doubtful accounts of $-0- at December 31, 1999.

                        LIFE2K.COM, INC. AND SUBSIDIARY
                 (Formerly Algonquin Acquisition Corporation)
                Notes to the Consolidated Financial Statements
                          December 31, 1999 and 1998


NOTE 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          (Continued)

          e.  Basic Income (Loss) Per Share

          The computations of basic loss per share of common stock are based on the weighted average number of common shares outstanding during the period of the consolidated financial statements as follows:


                                                               For the Years Ended
                                                                   December 31,
                                                            --------------------------
                                                                1999          1998
                                                            ------------  ------------
        Basic loss per share from continuing operations:

          Loss (numerator)                                  $  (212,220)  $   (85,290)
          Shares (denominator)                               16,320,411    16,200,000
          Per share amount                                  $     (0.01)  $     (0.01)

        Basic income per share from extraordinary item:

          Income (numerator)                                $         -   $   332,782
          Shares (denominator)                               16,320,411    16,200,000
          Per share amount                                  $         -   $      0.02

        Basic income (loss) per share:

          Income (loss) (numerator)                         $  (212,220)  $   247,492
          Shares (denominator)                               16,320,411    16,200,000
          Per share amount                                  $     (0.01)  $      0.02

       Common stock equivalents, consisting of warrants and options, have not been included in the calculation for the year ended December 31, 1999 as their effect is antidilutive.
       There were no common stock equivalents outstanding for the year ended December 31, 1998. Accordingly, only the basic income (loss) per share has been calculated for 1998.

                        LIFE2K.COM, INC. AND SUBSIDIARY
                 (Formerly Algonquin Acquisition Corporation)
                Notes to the Consolidated Financial Statements
                          December 31, 1999 and 1998


NOTE 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          (Continued)

          f.  Change in Accounting Principle

          The Financial Accounting Standards Board has issued Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings Per Share" and Statement of Financial Accounting Standards No. 129 "Disclosures of Information About an Entity's Capital Structure." SFAS No. 128 provides a different method of calculating earnings per share than was previously used in accordance with APB Opinion No. 15 "Earnings Per Share." SFAS No. 128 provides for the calculation of "Basic" and "Dilutive" earnings per share. Basic earnings per share includes no dilution and is computed by dividing income (loss) available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution of securities that could share in the earnings of an entity, similar to fully diluted earnings per share. SFAS No. 129 establishes standards for disclosing information about an entity's capital structure. SFAS No. 128 and SFAS No. 129 are effective for financial statements issued for periods ending after December 15, 1997. The adoption of these two standards did not have a material impact on the Company's consolidated financial statements.

          The Financial Accounting Standards Board has also issued SFAS No. 130, "Reporting Comprehensive Income" and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 130 establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that displays with the same prominence as other financial statements. SFAS No. 131 supersedes SFAS No. 14 "Financial Reporting or Segments of a Business Enterprise." SFAS No. 131 establishes standards on the way that public companies report financial information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosure regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The adoption of these statements did not have a material impact on the Company's financial statements.

                        LIFE2K.COM, INC. AND SUBSIDIARY
                 (Formerly Algonquin Acquisition Corporation)
                Notes to the Consolidated Financial Statements
                          December 31, 1999 and 1998


NOTE 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          (Continued)

          In February 1998, the Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standard ("SFAS") No.
          132. "Employers' Disclosures about Pensions and other Postretirement Benefits" which standardizes the disclosure requirements for pensions and other Postretirement benefits and requires additional information on changes in the benefit obligations and fair values of plan assets that will facilitate financial analysis. SFAS No. 132 is effective for years beginning after December 15, 1997 and requires comparative information for earlier years to be restated, unless such information is not readily available. The adoption of this statement had no material impact on the Company's financial statements.

          In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires companies to record derivatives as assets or liabilities, measured at fair market value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. The key criterion for hedge accounting is that the hedging relationship must be highly effective in achieving offsetting changes in fair value or cash flows. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. The adoption of this statement had no material impact on the Company's financial statements.

          g.  Property and Equipment

          Property and equipment is recorded at cost. Major additions and improvements are capitalized. The cost and related accumulated depreciation of equipment retired or sold are removed form the accounts and any differences between the undepreciated amount and the proceeds from the sale are recorded as gain or loss on sale of equipment. Depreciation is computed using the straight-line method over a period of five years.

          h.  Provision for Taxes

          At December 31, 1999, the Company had net operating loss carryforwards of approximately $720,000 that may be offset against future taxable income through 2019. No tax benefit has been reported in the consolidated financial statements because the Company believes there is a 50% or greater chance the net operating loss carryforwards will not be used. Accordingly, the potential tax benefits of the net operating loss carryforwards are offset by a valuation allowance of the same amount.

          i.  Principles of Consolidation

          The consolidated financial statements include those of Life2K and its wholly-owned subsidiary, Kemper.

          All material intercompany accounts and transactions have been eliminated.

                        LIFE2K.COM, INC. AND SUBSIDIARY
                 (Formerly Algonquin Acquisition Corporation)
                Notes to the Consolidated Financial Statements
                          December 31, 1999 and 1998


NOTE 1 -  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          (Continued)

          j.  Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          k.  Advertising

          The Company follows the policy of charging the costs of advertising to expense as incurred.

          l.  Revenue Recognition Policy

          Revenue is recognized upon shipment of goods to the customer.

          m.  Concentrations of Risk

          Concentration of Cash in Excess of Federally Insured Limits
          -----------------------------------------------------------

          The Company maintains its cash in bank deposit accounts at high credit quality financial institutions. The balances, at times, may exceed federally insured limits.

          Concentration in the Volume of Business Transacted with a Particular
          --------------------------------------------------------------------
          Supplier
          --------

          The Company currently engages the services of only one supplier, which provides 100% of its wood treating and procurement services. Although there are a limited number of manufacturers which provide wood treating and procurement services, management believes that other suppliers could provide these services on comparable terms. A change in suppliers, however, could cause a delay in manufacturing and a possible loss of sales, which would affect operating results adversely.

          Concentration in the Volume of Business Transacted with a Particular
          --------------------------------------------------------------------
          Customer
          --------

          The Company currently has one major customer which accounts for 100% of its revenues. Although the Company is continually negotiating contracts with potential customers, a loss of this customer could greatly affect the operating results of the Company.

NOTE 2 -  PROPERTY AND EQUIPMENT

          Property and equipment consists of the following at December 31, 1999:

          Office equipment              $ 4,550
          Accumulated depreciation       (1,820)
                                        -------

          Net property and equipment    $ 2,730
                                        =======

                        LIFE2K.COM, INC. AND SUBSIDIARY
                 (Formerly Algonquin Acquisition Corporation)
                Notes to the Consolidated Financial Statements
                          December 31, 1999 and 1998


NOTE 2 -  PROPERTY AND EQUIPMENT (Continued)

          Depreciation expense for the years ended December 31, 1999 and 1998 was $910 and $910, respectively.

NOTE 3 -  ACCRUED EXPENSES

          At December 31, 1999, accrued expenses consist of $22,135 of interest payable associated with the related party - notes payable (Note 6).

NOTE 4 -  COMMITMENTS AND CONTINGENCIES

          On May 18, 1999, the Company entered into an agreement to acquire a reporting United States corporation with audited financial statements showing no material assets or liabilities. The Company agreed to pay $100,000 for its services in regard to the transaction. Payment of this amount is to be made as follows:

          $10,000 on execution of the agreement, $30,000 on delivery of offering materials under rules 504 and/or 506, $35,000 on the business combination and $25,000 on the filing of a Form 8-K with the Securities and Exchange Commission. If the Company does not elect to make any offerings under rules 504 or 506, then the payment due on the business combination will be $60,000.

NOTE 5 -  PREFERRED STOCK

          The shareholders of the Company have authorized 20,000,000 shares of preferred stock with a par value of $0.0001. The terms of the preferred stock are to be determined when issued by the board of directors of the Company.

          Series A
          --------

          At December 31, 1999, there are 60,000 shares of Series A preferred stock issued and outstanding. Each share of the preferred stock is non-voting and convertible on a one-for-one basis into shares of the Company's voting common stock. These shares may be converted at any time at the will of the holder and do not include any entitlement to dividends.

NOTE 6 -  STOCK TRANSACTIONS

          On October 1, 1999, the Company issued 12,500 shares of its common stock for $12,500 cash consideration.

                        LIFE2K.COM, INC. AND SUBSIDIARY
                 (Formerly Algonquin Acquisition Corporation)
                Notes to the Consolidated Financial Statements
                          December 31, 1999 and 1998


NOTE 7 -  NOTES PAYABLE - RELATED PARTY

          Notes payable to related parties consisted of the following at December 31, 1999:

          Note payable to a director, due on demand, plus interest
           at 12% per annum, unsecured.                                          $    105,000

          Note payable to a director, due on December 23, 1999,
           with interest in a flat sum amount of $6,250, unsecured.
           Both principal and interest were subsequently paid in full on
           February 15, 2000.                                                          25,000

          Note payable to a director, due on January 7, 2000, with
           interest in a flat sum amount of $6,250, unsecured.  Note is
           in default.                                                                 25,000
                                                                                 ------------

          Total notes payable to related parties                                      155,000

          Less: Current Portion                                                      (155,000)
                                                                                 ------------

          Long-Term Notes Payable to Related Parties                             $          -
                                                                                 ============

          The aggregate principal maturities of notes payable to related parties are as follows:

                          Year Ended
                          December 31,                                               Amount
                       ---------------                                            -----------
                            2000                                                  $   155,000
                            2001                                                            -
                            2002                                                            -
                            2003                                                            -
                            2004 and thereafter                                             -
                                                                                 ------------

                            Total                                                $    155,000
                                                                                 ============

NOTE 8 -  GOING CONCERN

          The Company's consolidated financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has historically incurred significant losses which have resulted in an accumulated deficit of $719,564 at December 31, 1999 which raises substantial doubt about the Company's ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might result from the outcome of this uncertainty.

                        LIFE2K.COM, INC. AND SUBSIDIARY
                 (Formerly Algonquin Acquisition Corporation)
                Notes to the Consolidated Financial Statements
                          December 31, 1999 and 1998


NOTE 8 -  GOING CONCERN (Continued)

          It is management's intent to acquire Internet and E-commerce companies as well as develop a software for online bidding services. Management believes this bidding service process will allow Kemper to bid and package contracts online for the treatment, sale and shipment of processed wood. In addition, management believes that being a publicly traded company will enhance their negotiating leverage as well as provide a source of additional funding if needed.

NOTE 9 -  EXTRAORDINARY ITEMS

          Extraordinary items for the year ended December 31, 1999 and 1998 totaling $-0- and $332,782, respectively, relate to forgiveness of debt in the settlement of various accounts payable.

                           SYNDICATIONNET.COM, INC.
                          (Formerly Life2k.com, Inc.)

                       CONSOLIDATED FINANCIAL STATEMENTS

                   September 30, 2000 and December 31, 1999

                           SYNDICATIONNET.COM, INC.
                          (Formerly Life2k.com, Inc.)
                          Consolidated Balance Sheets


                           ASSETS
                           ------

                                                      September 30, December 31,
                                                          2000          1999
                                                      ------------- ------------
                                                       (Unaudited)
CURRENT ASSETS

 Cash                                                 $    32,770   $   5,580
 Accounts receivable (Note 1)                             550,921     487,840
                                                      -----------   ---------

  Total Current Assets                                    583,691     493,420
                                                      -----------   ---------

PROPERTY AND EQUIPMENT - NET (Note 2)                       2,047       2,730
                                                      -----------   ---------

  TOTAL ASSETS                                        $   585,738   $ 496,150
                                                      ===========   =========

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                 ----------------------------------------------

CURRENT LIABILITIES

 Accounts payable                                     $   812,440   $ 785,389
 Notes payable - related party (Note 7)                   105,000     155,000
 Accrued expenses (Note 3)                                 19,459      22,135
                                                      -----------   ---------

  Total Current Liabilities                               936,899     962,524
                                                      -----------   ---------

COMMITMENTS AND CONTINGENCIES (Note 4)

STOCKHOLDERS' EQUITY (DEFICIT)

 Preferred stock: 20,000,000 shares authorized of
  $0.0001 par value, zero and 60,000 shares issued
  and outstanding, respectively                                 -           6
 Common stock: 100,000,000 shares authorized of
  $0.0001 par value, 17,153,250 and 16,525,000 shares
  issued and outstanding, respectively                      1,715       1,652
 Additional paid-in capital                               709,726     264,032
 Accumulated deficit                                   (1,062,602)   (732,064)
                                                      -----------   ---------

  Total Stockholders' Equity (Deficit)                   (351,161)   (466,374)
                                                      -----------   ---------

  TOTAL LIABILITIES AND STOCKHOLDERS'
   EQUITY (DEFICIT)                                   $   585,738   $ 496,150
                                                      ===========   =========

                           SYNDICATIONNET.COM, INC.
                          (Formerly Life2k.com, Inc.)
                     Consolidated Statements of Operations
                                  (Unaudited)

                                   For the Three Months Ended  For the Nine Months Ended
                                          September 30,             September 30,
                                   -------------------------   -------------------------
                                       2000          1999         2000           1999
                                   -----------    ----------   ----------     ----------
NET SALES                           $2,103,735   $1,092,239    $5,484,273     $4,427,780

COST OF SALES                        2,090,338    1,074,280     5,448,258      4,367,694
                                    ----------   ----------    ----------     ----------

GROSS MARGIN                            13,397       17,959        36,015         60,086
                                    ----------   ----------    ----------     ----------

OPERATING EXPENSES

 Depreciation                              228          228           683            683
 General and administrative             83,898      102,750       356,046        219,725
                                    ----------   ----------    ----------     ----------

  Total Operating Expenses              84,126      102,978       356,729        220,408
                                    ----------   ----------    ----------     ----------

LOSS FROM OPERATIONS                   (70,729)     (85,019)     (320,714)      (160,322)
                                    ----------   ----------    ----------     ----------

OTHER INCOME (EXPENSE)

 Interest expense                       (3,153)      (6,125)       (9,824)       (10,125)
                                    ----------   ----------    ----------     ----------

  Total Other Income (Expense)          (3,153)      (6,125)       (9,824)       (10,125)
                                    ----------   ----------    ----------     ----------

NET LOSS BEFORE INCOME TAXES           (73,882)     (91,144)     (330,538)      (170,447)
                                    ----------   ----------    ----------     ----------

INCOME TAXES (Note 1)                        -            -             -              -
                                    ----------   ----------    ----------     ----------

NET (LOSS)                          $  (73,882)  $  (91,144)   $ (330,538)    $ (170,447)
                                    ==========   ==========    ==========     ==========

BASIC (LOSS) PER SHARE (Note 1)     $    (0.00)  $    (0.01)   $    (0.02)    $    (0.01)
                                    ==========   ==========    ==========     ==========

                           SYNDICATIONNET.COM, INC.
                          (Formerly Life2k.com, Inc.)
           Consolidated Statements of Stockholders' Equity (Deficit)

                                                     Preferred Stock              Common Stock       Additional
                                           -------------------------------  -----------------------   Paid-In      Accumulated
                                                Shares          Amount        Shares      Amount      Capital        Deficit
                                           ----------------  -------------  ----------  -----------  ---------     ------------
Balance, December 31, 1998                               -   $          -   16,200,000  $     1,620  $191,570      $  (519,844)

Recapitalization                                    60,000              6      312,500           31       (37)               -

Common stock issued for cash at
 $1.00 per share                                         -              -       12,500            1    12,499                -

Capital contributions, 1999                              -              -            -            -    60,000                -

Net loss for the year ended
 December 31, 1999                                       -              -            -            -         -         (212,220)
                                           ---------------   ------------   ----------  -----------  --------      -----------

Balance, December 31, 1999                          60,000              6   16,525,000        1,652   264,032         (732,064)

Conversion of preferred shares to
 common shares (unaudited)                         (60,000)            (6)      60,000            6         -                -

Common stock issued for cash at
 approximately $0.76 per share
 (unaudited)                                             -              -      332,500           34   252,467                -

Common stock issued for cash and
 services at $0.50 per share
 (unaudited)                                             -              -       84,000            8    41,992                -

Common stock issued for services
 of $1.00 per share (unaudited)                          -              -      120,000           12   119,988                -

Common stock issued for conversion
 of debt at $0.98 per share (unaudited)                  -              -       31,750            3    31,247                -

Net loss for the nine months ended
 September 30, 2000 (unaudited)                          -              -            -            -         -         (330,538)
                                           ---------------   ------------   ----------  -----------  --------      -----------

Balance, September 30, 2000
 (unaudited)                                             -   $          -   17,153,250  $     1,715  $709,726      $(1,062,602)
                                           ===============   ============   ==========  ===========  ========      ===========

                           SYNDICATIONNET.COM, INC.
                          (Formerly Life2k.com, Inc.)
                     Consolidated Statements of Cash Flows
                                  (Unaudited)


                                                     For the Three Months Ended      For the Nine Months Ended
                                                             September 30,                   September 30,
                                                     ---------------------------     -------------------------
                                                           2000          1999           2000          1999
                                                     -------------   -----------     ---------      ---------
CASH FLOWS FROM OPERATING
 ACTIVITIES

  Net loss                                                $(73,882)      $ (91,144)  $(330,538)     $(170,447)
  Adjustments to reconcile net loss
   to net cash (used by) operating
   activities:
    Depreciation                                               228             228         683            683
    Stock issued for services and
     interest                                                    -          60,000     147,000         60,000
  Changes in operating assets and
   liabilities:
    (Increase) decrease in accounts
     receivable                                             47,907         293,073     (63,081)        81,364
    Increase (decrease) in accrued
     expenses                                                3,153           6,125       3,574         10,125
    Increase (decrease) in accounts
     payable                                                (6,457)       (282,511)     27,051        (84,785)
                                                          --------       ---------   ---------      ---------

      Net Cash (Used) by Operating
       Activities                                          (29,051)        (14,229)   (215,311)      (103,060)
                                                          --------       ---------   ---------      ---------

CASH FLOWS FROM INVESTING
 ACTIVITIES                                                      -               -           -              -
                                                          --------       ---------   ---------      ---------

CASH FLOWS FROM FINANCING
 ACTIVITIES

  Proceeds from issuance of stock                           52,500               -     267,501              -
  Proceeds from notes payable                                    -          50,000           -        150,000
  Payment on notes payable                                       -               -     (25,000)             -
                                                          --------       ---------   ---------      ---------

      Net Cash Provided by Financing
       Activities                                           52,500          50,000     242,501        150,000
                                                          --------       ---------   ---------      ---------

NET INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS                                       23,449          35,771      27,190         46,940

CASH AT BEGINNING OF PERIOD                                  9,321          11,271       5,580            102
                                                          --------       ---------   ---------      ---------

CASH AT END OF PERIOD                                     $ 32,770       $  47,042   $  32,770      $  47,042
                                                          ========       =========   =========      =========

                            SYNDICATIONNET.COM, INC.
                          (Formerly Life2k.com, Inc.)
               Consolidated Statements of Cash Flows (Continued)
                                  (Unaudited)

                                      For the Three Months Ended  For the Nine Months Ended
                                            September 30,               September 30,
                                      --------------------------  -------------------------
                                          2000          1999          2000         1999
                                      -----------  -------------  ------------  -----------
SUPPLEMENTAL CASH FLOW
 INFORMATION:

Cash paid for:

 Interest                             $         -  $           -  $      6,250  $         -
 Income taxes                         $         -  $           -  $          -  $         -

NON-CASH FINANCING ACTIVITIES:

 Common and preferred stock issued
  for services                        $         -  $      60,000  $    147,000  $    60,000
 Common stock issued for debt
  conversion                          $         -  $           -  $     31,250  $         -

                           SYNDICATIONNET.COM, INC.
                          (Formerly Life2k.com, Inc.)
                Notes to the Consolidated Financial Statements
                   September 30, 2000 and December 31, 1999


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         a.  Organization

         The consolidated financial statements presented are those of Syndicationnet.com, Inc. (formerly Life2k.com, Inc.) and its wholly-owned subsidiary, Kemper Pressure Treated Forest Products, Inc. (Kemper). Collectively, they are referred to herein as the "Company". Life2K was incorporated under the name of Algonquin Acquisition Corporation on March 22, 1999 under the laws of the State of Delaware to engage in any lawful act or activity. Effective August 16, 1999, Life2K issued 16,200,000 shares of its common stock and 60,000 shares of its preferred stock in exchange for the issued and outstanding stock of Kemper. Pursuant to a merger agreement subsequent to September 30, 2000, the Company's name was changed to SyndicationNet.Com, Inc. (see
         Note 9).

         Kemper was incorporated on December 28, 1987 under the state laws of Mississippi. Kemper was organized to procure, buy, sell and harvest forest products for treating poles, conventional lumber and wood products, as well as preserve and treat wood and forest products for sale in wholesale and retail markets.

         On October 9, 1997, Kemper entered into an asset purchase agreement and lease assignment under which it conditionally sold all of its assets as well as reassigned its lease related to its manufacturing enterprise. From that time, Kemper has acted as a retail broker, having eliminated virtually all of its manufacturing capacity.

         At the time of the acquisition of Kemper, Life2K was essentially inactive, with no operations and minimal assets. Additionally, the exchange of Life2K's common stock for the common stock of Kemper resulted in the former stockholders of Kemper obtaining control of Life2K. Accordingly, Kemper became the continuing entity for accounting purposes, and the transaction was accounted for as a recapitalization of Kemper with no adjustment to the basis of Kemper's assets acquired or liabilities assumed. For legal purposes, Life2K was the surviving entity.

         b.  Accounting Method

         The Company's consolidated financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year end.

         c.  Cash and Cash Equivalents

         The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

         d.  Accounts Receivable

         Accounts receivable are shown net of the allowance for doubtful accounts of $-0- and $-0- at September 30, 2000 and December 31,1999, respectively.

                           SYNDICATIONNET.COM, INC.
                          (Formerly Life2k.com, Inc.)
                Notes to the Consolidated Financial statements
                   September 30, 2000 and December 31, 1999


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (Continued)

         e.  Basic Loss Per Share

         The computations of basic loss per share of common stock are based on the weighted average number of common shares outstanding during the period of the consolidated financial statements as follows:

                                               For the                       For the
                                          Three Months Ended           Nine Months Ended
                                             September 30,                  September 30,
                                      --------------------------  ----------------------------
                                          2000          1999          2000             1999
                                      -----------   -----------   -----------      -----------
         Income (loss) (numerator)    $   (73,882)  $   (91,144)  $  (330,538)     $  (170,447)

         Weighted average shares
           outstanding (denominator)   16,990,815    16,525,000    16,990,815       16,525,000
                                      -----------   -----------   -----------      -----------

         Basic loss per share         $     (0.00)  $     (0.01)  $     (0.02)     $     (0.01)
                                      ===========   ===========   ===========      ===========

         Common stock equivalents, consisting of warrants and options, have not been included in the calculations as their effect is antidilutive.

         f.  Change in Accounting Principle

         The Financial Accounting Standards Board has issued Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings Per Share" and Statement of Financial Accounting Standards No. 129 "Disclosures of Information About an Entity's Capital Structure." SFAS No. 128 provides a different method of calculating earnings per share than was previously used in accordance with APB Opinion No. 15 "Earnings Per Share." SFAS No. 128 provides for the calculation of "Basic" and "Dilutive" earnings per share. Basic earnings per share includes no dilution and is computed by dividing income (loss) available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings of an entity, similar to fully diluted earnings per share. SFAS No. 129 established standards for disclosing information about an entity's capital structure. SFAS No. 128 and SFAS No. 129 are effective for financial statements issued for periods ending after December 15, 1997. The adoption of these two standards did not have a material impact on the Company's consolidated financial statements.

                           SYNDICATIONNET.COM, INC.
                          (Formerly Life2k.com, Inc.)
                Notes to the Consolidated Financial Statements
                   September 30, 2000 and December 31, 1999


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (Continued)

         f.  Change in Accounting Principle (Continued)

         The Financial Accounting Standards Board has also issued SFAS No. 130, "Reporting Comprehensive Income" and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 130 establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that displays with the same prominence as other financial statements. SFAS No. 131 supersedes SFAS No. 14 "Financial Reporting or Segments of a Business Enterprise." SFAS No. 131 establishes standards on the way that public companies report financial information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosure regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The adoption of these statements did not have a material impact on the Company's financial statements.

         In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires companies to record derivatives as assets or liabilities, measured at fair market value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. The key criterion for he3dge accounting is that the hedging relationship must be highly effective in achieving offsetting changes in fair value or cash flows. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. The adoption of this statement had no material impact on the Company's financial statements.

         g.  Property and Equipment

         Property and equipment is recorded at cost. Major additions and improvements are capitalized. The cost and related accumulated depreciation of equipment retired or sold are removed from the accounts and any differences between the undepreciated amount and the proceeds from the sale are recorded as gain or loss on sale of equipment. Depreciation is computed using the straight-line method over a period of five years.

                           SYNDICATIONNET.COM, INC.
                          (Formerly Life2k.com, Inc.)
                Notes to the Consolidated Financial Statements
                   September 30, 2000 and December 31, 1999


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (Continued)

         h.  Provision for Taxes

         The income tax benefit differs from the amount computed at federal statutory rates as follows:

                                                    For the Nine Months Ended
                                                          September 30,
                                                    -------------------------
                                                          2000          1999
                                                    ----------   -----------

         Income tax benefit at statutory rate       $  112,000   $    58,000
         Change in valuation allowance                (112,000)      (58,000)
                                                    ----------   -----------

                                                    $        -   $         -
                                                    ==========   ===========

         Deferred tax assets (liabilities) at September 30, 2000 are comprised of the following:

         Net operating loss carryforward                         $ 1,060,000
         Depreciation                                                      -
                                                                 -----------

         Valuation allowance                                      (1,060,000)
                                                                 -----------
                                                                 $         -
                                                                 ===========

         At September 30, 2000, the Company has a net operating loss carryforward available to offset future taxable income of approximately $1,060,000, which will expire in 2020. If substantial changes in the Company's ownership should occur, there would also be an annual limitation of the amount of NOL carryforwards which could be utilized. No tax benefit had been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. The tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

         i.  Principles of Consolidation

         The consolidated financial statements include those of Syndicationnet.com, Inc. (formerly Life2k.com, Inc.) and its wholly-owned subsidiary, Kemper.

         Any material intercompany accounts and transactions have been eliminated.

         j.  Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           SYNDICATIONNET.COM, INC.
                          (Formerly Life2k.com, Inc.)
                Notes to the Consolidated Financial Statements
                   September 30, 2000 and December 31, 1999


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (Continued)


         k.  Advertising

         The Company follows the policy of charging the costs of advertising to expense as incurred.

         l.  Revenue Recognition Policy

         Revenue is recognized upon shipment of goods to the customer.

         m.  Concentrations of Risk

         Concentration of Cash in Excess of Federally Insured Limits
         -----------------------------------------------------------

         The Company maintains its cash in bank deposit accounts at high credit quality financial institutions. The balances, at times, may exceed federally insured limits.

         Concentration in the Volume of Business Transacted with a Particular
         --------------------------------------------------------------------
         Supplier
         --------

         The Company currently engages the services of only one supplier, which provides 100% of its wood treating and procurement services. Although there are a limited number of manufacturers which provide wood treating and procurement services, management believes that other suppliers could provide these services on comparable terms. A change in suppliers, however, could cause a delay in manufacturing and a possible loss of sales, which would affect operating results adversely.

         Concentration in the Volume of Business Transacted with a Particular
         --------------------------------------------------------------------
         Customer
         --------

         The Company currently has one major customer which accounts for 100% of its revenues. Although the Company is continually negotiating contracts with potential customers, a loss of this customer could greatly affect the operating results of the Company.

         n.  Unaudited Consolidated Financial Statements

         The accompanying unaudited consolidated financial statements include all of the adjustments which, in the opinion of management, are necessary for a fair presentation. Such adjustments are of a normal recurring nature.

                           SYNDICATIONNET.COM, INC.
                          (Formerly Life2k.com, Inc.)
                Notes to the Consolidated Financial Statements
                   September 30, 2000 and December 31, 1999


NOTE 2 - PROPERTY AND EQUIPMENT

         Property and equipment consists of the following:

                                     September 30,   December 31,
                                          2000           1999
                                     -------------   ------------
                                        (Unaudited)

         Office equipment            $       4,550   $      4,550
         Accumulated depreciation           (2,503)        (1,820)
                                     -------------   ------------

         Net property and equipment  $       2,047   $      2,730
                                     =============   ============

         Depreciation expense for the nine months ended September 30, 2000 and the year ended December 31, 1999 was $683 and $910, respectively.

NOTE 3 - ACCRUED EXPENSES

         At September 30, 2000 and December 31, 1999, accrued expenses consist of $19,459 and $22,135, respectively, of interest payable associated with the related party - notes payable (Note 7).

NOTE 4 - COMMITMENTS AND CONTINGENCIES

         On May 18, 1999, the Company entered into an agreement to acquire a reporting United States corporation with audited financial statements showing no material assets or liabilities. The Company agreed to pay $100,000 for its services in regard to the transaction. Payment of this amount is to be made as follows:

         $10,000 on execution of the agreement, $30,000 on delivery of offering materials under rules 504 and/or 506, $35,000 on the business combination and $25,000 on the filing of a Form 8-K with the Securities and Exchange Commission. If the Company does not elect to make any offering under rules 504 or 506, then the payment due on the business combination will be $60,000. Through September 30, 2000, the Company had paid $50,000 in connection with the agreement.

NOTE 5 - PREFERRED STOCK

         The shareholders of the Company have authorized 20,000,000 shares of preferred stock with a par value of $0.0001. The terms of the preferred stock are to be determined when issued by the board of directors of the Company.

                           SYNDICATIONNET.COM, INC.
                          (Formerly Life2k.com, Inc.)
                Notes to the Consolidated Financial Statements
                   September 30, 2000 and December 31, 1999

NOTE 5 - PREFERRED STOCK

         Series A
         --------

         At September 30, 2000 and December 31, 1999, there were zero and 60,000 shares of Series A preferred stock issued and outstanding, respectively. On January 1, 2000, the 60,000 Series A preferred shares were converted into the shares of the Company's voting common stock.

NOTE 6 - STOCK TRANSACTIONS

         On October 1, 1999, the Company issued 12,500 shares of its common stock for $12,500 cash consideration.

         On January 1, 2000, the Company converted 60,000 shares of Series A preferred stock into voting common stock on a one-for-one basis.

         On March 21, 2000, the Company issued 84,000 shares of its common stock at $0.50 per share for $15,000 cash consideration and services valued at $27,000.

         Through March 4, 2000, the Company issued 120,000 shares of its common stock at $1.00 per share for services valued at $120,000.

         On June 7, 2000, the Company issued 31,750 shares of its common stock for the conversion of $31,250 of debt.

         From January 1, 2000, through September 30, 2000, the Company issued 332,500 shares of common stock at an average price of $0.76 per share for $252,501 cash consideration.

NOTE 7 - NOTES PAYABLE - RELATED PARTY

         Notes payable to related parties consisted of the following:

                                                    September 30,   December 31,
                                                         2000           1999
                                                    -------------   ------------
                                                      (Unaudited)
Note payable to a shareholder, due on demand,
 plus interest at 12% per annum, unsecured          $     105,000   $   105,000

Note payable to a shareholder, due on
 December 23, 1999, with interest in a flat
 sum amount of $6,250, unsecured                                -        25,000

Note payable to a shareholder, due on January 7,
 2000, with interest in a flat sum amount of
 $6,250, unsecured                                              -        25,000
                                                    -------------   ------------

Total notes payable to related parties                    105,000       155,000

Less: Current Portion                                    (105,000)     (155,000)
                                                    -------------   ------------

Long-Term Notes Payable to Related Parties          $           -   $         -
                                                    =============   ============

                           SYNDICATIONNET.COM, INC.
                          (Formerly Life2k.com, Inc.)
                Notes to the Consolidated Financial Statements
                   September 30, 2000 and December 31, 1999


NOTE 8 - GOING CONCERN

         The Company's consolidated financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has historically incurred significant losses which have resulted in an accumulated deficit of $1,062,602 at September 30, 2000 which raises substantial doubt about the Company's ability to continue as a going concern. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of liabilities that might result from the outcome of this uncertainty.

NOTE 9 - SUBSEQUENT EVENT

         On October 13, 2000, the Company entered into an Agreement and Plan of Merger, whereby Life2k.com, Inc. was acquired by Generation Acquisition Corporation, a public reporting company, as a wholly-owned subsidiary. Subsequently, Life2k.com, Inc. was merged with and into Generation Acquisition Corporation which simultaneously changed its name to Syndicationnet.com, Inc.

                           SYNDICATIONNET.COM, INC.

                  CONSOLIDATED PROFORMA FINANCIAL STATEMENTS

                              September 30, 2000

                                C O N T E N T S

Consolidated Proforma Balance Sheet........................................ 3

Consolidated Proforma Statement of Operations.............................. 5

Statement of Assumptions and Disclosures................................... 6

                           SYNDICATIONNET.COM, INC.
                      Consolidated Proforma Balance Sheet
                              September 30, 2000
                                  (Unaudited)

                                    ASSETS
                                    ------

                                                              Proforma
                                               Generation    Adjustments
                              Syndicationnet   Acquisition    Increase      Proforma
                                .com, Inc.     Corporation   (Decrease)   Consolidated
                              ---------------  -----------  ------------  ------------
CURRENT ASSETS

 Cash and cash equivalents    $       32,770   $       500  $         -   $     33,270
 Accounts receivable                 550,921             -            -        550,921
                              ---------------  -----------  ------------  ------------

  Total Current Assets               583,691           500            -        584,191
                              ---------------  -----------  ------------  ------------

FIXED ASSETS

 Office equipment                      4,550             -            -          4,550
 Accumulated depreciation             (2,503)            -            -         (2,503)
                              ---------------  -----------  ------------  ------------

  Total Fixed Assets                   2,047             -            -          2,047
                              ---------------  -----------  ------------  ------------

  TOTAL ASSETS                $      585,738   $       500  $         -   $    586,238
                              ===============  ===========  ============  ============


                  See Summary of Assumptions and Disclosures.

                           SYNDICATIONNET.COM, INC.
                Consolidated Proforma Balance Sheet (Continued)
                              September 30, 2000
                                  (Unaudited)

                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                ----------------------------------------------

                                                                   Proforma
                                                    Generation    Adjustments
                                   Syndicationnet   Acquisition    Increase     Proforma
                                     .com, Inc.     Corporation   (Decrease)  Consolidated
                                   ---------------  ------------  ----------  -------------
CURRENT LIABILITIES

 Accounts payable                  $      812,440   $         -   $       -   $    812,440
 Accrued expenses                          19,459             -           -         19,459
 Notes payable - related party            105,000             -           -        105,000
                                   --------------   -----------   ---------   ------------

  Total Current Liabilities               936,899             -           -        936,899
                                   --------------   -----------   ---------   ------------

STOCKHOLDERS' EQUITY (DEFICIT)

 Preferred stock: 20,000,000
  shares authorized of $0.0001
  par value, zero shares issued
  and outstanding                               -             -           -              -
 Common stock: 120,000,000
  shares authorized of $0.0001
  par value, 10,656,750 shares
  issued and outstanding                    1,715           500      (1,149)         1,066
 Additional paid-in capital               709,726           535         614        710,875
 Accumulated deficit                   (1,062,602)         (535)        535     (1,062,602)
                                   --------------   -----------   ---------   ------------

  Total Stockholders' Equity
   (Deficit)                             (351,161)          500           -       (350,661)
                                   --------------   -----------   ---------   ------------

  TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY
    (DEFICIT)                      $      585,738   $       500   $       -   $    586,238
                                   ==============   ===========   =========   ============


                  See Summary of Assumptions and Disclosures.

                           SYNDICATIONNET.COM, INC.
                 Consolidated Proforma Statement of Operations
                 For the Nine Months Ended September 30, 2000
                                  (Unaudited)

                                                                 Proforma
                                                   Generation   Adjustments
                                  Syndicationnet   Acquisition   Increase     Proforma
                                    .com, Inc.     Corporation  (Decrease)  Consolidated
                                  ---------------  -----------  ----------  -------------
NET SALES                         $    5,484,273   $         -  $       -   $  5,484,273

COST OF SALES                          5,448,258             -          -      5,448,258
                                  --------------   -----------  ---------   ------------

GROSS MARGIN                              36,015             -          -         36,015
                                  --------------   -----------  ---------   ------------

OPERATING EXPENSES

 Depreciation                                683             -          -            683
 General and administrative              356,046             -          -        356,046
                                  --------------   -----------  ---------   ------------

  Total Operating Expenses               356,729             -          -        356,729
                                  --------------   -----------  ---------   ------------

LOSS FROM OPERATIONS                    (320,714)            -          -       (320,714)
                                  --------------   -----------  ---------   ------------

OTHER INCOME (EXPENSE)

 Interest expense                         (9,824)            -          -         (9,824)
                                  --------------   -----------  ---------   ------------

  Total Other Income (Expense)            (9,824)            -          -         (9,824)
                                  --------------   -----------  ---------   ------------

NET LOSS                          $     (330,538)  $         -  $       -   $   (330,538)
                                  ==============   ===========  =========   ============


                  See Summary of Assumptions and Disclosures.

                           SYNDICATIONNET.COM, INC.
                    Summary of Assumptions and Disclosures


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         a. Business Organization

         The accompanying proforma financial statements are prepared to present the acquisition of Syndicationnet.com, Inc. (formerly Life2K.com, Inc.) by Generation Acquisition Corporation to aid the user in understanding the acquisition. The proforma balance sheet is presented as though the acquisition took place on September 30, 2000 and the statement of operations as though the acquisition took place January 1, 2000.

         The financial statements presented are those of Syndicationnet.com, Inc. (formerly Life2k.com, Inc.) and its wholly-owned subsidiary, Kemper Pressure Treated Forest Products, Inc. (Kemper). Collectively, they are referred to herein as the "Company". Life2K was incorporated under the name of Algonquin Acquisition Corporation on March 22, 1999 under the laws of the State of Delaware to engage in any lawful act or activity. Effective August 16, 1999, Life2K issued 16,200,000 shares of its common stock and 60,000 shares of its preferred stock in exchange for the issued and outstanding stock of Kemper.

         Kemper was incorporated on December 28, 1987 under the state laws of Mississippi. Kemper was organized to procure, buy, sell and harvest forest products for treating poles, conventional lumber and wood products, a well as preserve and treat wood and forest products for sale in wholesale and retail markets.

         On October 9, 1997, Kemper entered into an asset purchase agreement and lease assignment under which it conditionally sold all of its assets as well as reassigned its lease related to its manufacturing enterprise. From that time, Kemper has acted as a retail broker, having eliminated virtually all of its manufacturing capacity.

         At the time of the acquisition of Kemper, Life2K was essentially inactive, with no operations and minimal assets. Additionally, the exchange of Life2K's common stock for the common stock of Kemper resulted in the former stockholders of Kemper obtaining control of Life2K. Accordingly, Kemper became the continuing entity for accounting purposes, and the transaction was accounted for as a recapitalization of Kemper with no adjustment to the basis of Kemper's assets acquired or liabilities assumed. For legal purposes, Life2K was the surviving entity.

         Generation Acquisition Corporation was incorporated in Delaware on March 24, 1999 to serve as a vehicle to effect a merger, exchange of capital stock, asset acquisition or other business combination with a domestic or foreign private business. At September 30, 2000, the Company had not yet commenced any formal business operations, and in accordance with SFAS #7, was considered a development stage company.

                           SYNDICATIONNET.COM, INC.
                    Summary of Assumptions and Disclosures


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (Continued)

         b. Proforma Adjustments

         The proforma financial statements have been prepared as though the acquisition of Syndicationnet.com, Inc. (formerly Life2K.com, Inc.) by Generation Acquisition Corporation occurred on January 1, 2000.

         1)    Additional paid-in capital                      $      614
               Common stock                                        (1,149)
               Accumulated deficit                                    535
                                                               ----------
                                                               $        -
                                                               ==========

         To record the acquisition of Syndicationnet.com, Inc. (formerly Life2K.com, Inc.) through the issuance of 10,406,750 shares of common stock. In addition, to record the cancellation of 4,750,000 shares of Generation Acquisition Corporation that were previously outstanding.